Commitments and Contingent Liabilities	12 Months Ended
Mar. 31, 2020
Disclosure of other provisions, contingent liabilities and contingent assets [Abstract]
Commitments and Contingent Liabilities
Commitments and Contingent Liabilities
Operating Lease under IAS 17 (Prior to April 1, 2019)
Takeda is the lessee under several operating leases, primarily for office and other facilities, and certain office equipment. Future minimum lease payments by maturity under non-cancellable operating leases that have initial or remaining lease terms in excess of one year are as follows:

JPY (millions) As of March 31, 2019
Within one year	¥31,172
Between one and five years	91,105
More than five years	111,301
Total	¥233,578

Total future minimum sublease payments expected to be received under non-cancellable subleases as of March 31, 2019 was 13,140 million JPY.
Rent expense for operating lease contracts and sublease income recognized in profit or loss are as follows:

	JPY (millions) For the Year Ended March 31
	2018	2019
Rent expense	¥21,384	¥27,444
Sublease income	(2,493)	(3,579)
Total	¥18,891	¥23,865

Purchase commitments
The amount of contractual commitments for the acquisition of property, plant and equipment was 33,991 million JPY and 30,248 million JPY as of March 31, 2019 and 2020, respectively.
Milestone Payments
As discussed in Note 13, Takeda has certain contractual agreements related to the acquisition of intangible assets that require it to make payments of up to 655,531 million JPY and 823,927 million JPY as of March 31, 2019 and 2020, respectively. These commitments include development milestone payments in relation to R&D programs under development and expected maximum commercial milestone payments in relation to launched products. As for the programs under development, the possibility to meet certain conditions for commercial milestone payments is uncertain and the related commercial milestone payments were not included in the commitments.
Irish Revenue Authority assessment
Shire received a tax assessment from the Irish Revenue Authority on November 28, 2018 for 398 million EUR. This assessment relates to a potential taxable gain from a 1,635 million USD break fee Shire received from AbbVie, Inc. (“AbbVie”) in connection with the terminated offer to acquire Shire made by AbbVie in 2014. Takeda is currently in the appeal process with regards to this assessment as it does not believe a tax liability should arise from the break fee.
Litigation
Takeda is involved in various legal and administrative proceedings. The most significant matters are described below.
Takeda may become involved in significant legal proceedings for which it is not possible to make a reliable estimate of the expected financial effect, if any, which may result from ultimate resolution of the proceedings. In these cases, appropriate disclosures about such cases would be included in this note, but no provision would be made for the cases.
With respect to each of the legal proceedings described below, other than those for which a provision has been made, Takeda is unable to make a reliable estimate of the expected financial effect at this stage. This is due to a number of factors, including, but not limited to, the stage of proceedings, the entitlement of parties to appeal a decision, if any, and lack of clarity as to the merits of theories of liability, the merits of Takeda’s defenses, the amount and recoverability of damages and/or governing law. The Company does not believe that information about the amount sought by the plaintiffs, if that is known, is, by itself, meaningful in every instance with respect to the outcome of those legal proceedings.
Legal expenses incurred and charges related to legal claims are recorded in selling, general and administrative expenses. Provisions are recorded, after taking appropriate legal and other specialist advice, where an outflow of resources is considered probable and a reliable estimate can be made of the likely outcome of the dispute. For certain product liability claims, Takeda will record a provision where there is sufficient history of claims made and settlements to enable management to make a reliable estimate of the provision required to cover unasserted claims. As of March 31, 2020, Takeda’s aggregate provisions for legal and other disputes were 49,711 million JPY. The ultimate liability for legal claims may vary from the amounts provided and is dependent upon the outcome of litigation proceedings, investigations and possible settlement negotiations. Unless otherwise stated below, Takeda is unable to predict the outcome or duration of these matters at this time.
Takeda’s position could change over time, and, therefore, there can be no assurance that any losses that result from the outcome of any legal proceedings will not exceed, by a material amount, the amount of the provisions reported in these consolidated financial statements.
Product Liability and Related Claims
Pre-clinical and clinical trials are conducted during the development of potential products to determine the safety and efficacy of products for use by humans following approval by regulatory bodies. Notwithstanding these efforts, when drugs and vaccines are introduced into the marketplace, unanticipated safety issues may become, or be claimed by some to be, evident. Takeda is currently a defendant in a number of product liability lawsuits related to its products. For the product liability lawsuits and related claims, other than those for which a provision has been made, Takeda is unable to make a reliable estimate of the expected financial effect at this stage.
The Company’s principal pending legal and other proceedings are disclosed below. The outcomes of these proceedings are not always predictable and can be affected by various factors. For those legal and other proceedings for which it is considered at least reasonably possible that a loss has been incurred, the Company discloses the possible loss or range of possible loss in excess of the recorded loss contingency provision, if any, where such excess is both material and estimable.
ACTOS
Product Liability Claims
Takeda has been named as a defendant in lawsuits in U.S. federal and state courts in which plaintiffs allege to have developed bladder cancer or other injuries as a result of taking products containing type 2 diabetes treatment pioglitazone (U.S. brand name ACTOS). Eli Lilly and Company (“Lilly”), which co-promoted ACTOS in the U.S. for a period of time, also has been named as a defendant in many of these lawsuits. Under the parties’ co-promotion agreement, Takeda has agreed to defend and indemnify Lilly in the U.S. matters. Outside the U.S., lawsuits and claims have also been brought by persons claiming similar injuries.
In April 2015, Takeda reached an agreement with the lead plaintiffs’ lawyers that resolved the vast majority of ACTOS product liability lawsuits pending against Takeda and Lilly in the U.S. The settlement covered all bladder cancer claims pending in any U.S. court as of the date of settlement. Claimants with unfiled claims in the U.S. represented by counsel as of the date of settlement and within three days thereafter were also eligible to participate. The settlement became effective when 95% of litigants and claimants opted-in. In connection with this broad settlement, Takeda has paid 2.4 billion USD (approximately 288 billion JPY) into a qualified settlement fund. Takeda received insurance proceeds totaling approximately 58 billion JPY under various policies covering product liability claims against Takeda. Takeda also established provisions for the remaining ACTOS claims and lawsuits. Although Takeda subsequently received additional claims from plaintiffs not resolved by the 2015 settlement, nearly all of those claims have now been resolved.

Economic Loss Cases
Takeda has been named in several other ACTOS-related lawsuits. The plaintiffs in these cases do not assert any claims for personal injuries. Instead plaintiffs claim they suffered an economic loss by paying for ACTOS prescriptions that allegedly would not have been written had Takeda provided additional information about the alleged risks of bladder cancer associated with ACTOS. In the Painters’ Fund action, a putative class of third party payors brought suit against Takeda in the U.S. District Court for the Central District of California. In April 2018, the District Court granted Takeda’s motion to dismiss. On December 3, 2019, the U.S. Court of Appeals for the Ninth Circuit reversed the District Court’s Decision. Takeda subsequently filed a petition for certiorari with the U.S. Supreme Court. A case brought by a separate group of third party payors asserting similar claims was filed in the U.S. District Court for the Southern District of New York in June 2019.
The States of Mississippi and Louisiana also filed lawsuits against Takeda and Lilly alleging that defendants did not warn about bladder cancer and other risks of ACTOS. The lawsuits seek reimbursement of the cost of ACTOS, paid by the states on behalf of patients through programs such as Medicaid, and for medical treatment of patients allegedly injured by ACTOS, attorneys’ fees and expenses, and punitive damages. The court granted Takeda’s motion to dismiss the Louisiana case. The decision has been appealed. In November 2018, Takeda and Lilly agreed to settle the lawsuit brought by the State of Mississippi. In September 2019, Takeda reached an agreement in principle to settle the lawsuit brought by the State of Louisiana.

Proton Pump Inhibitor (“PPI”) Product Liability Claims
As of March 31, 2020, approximately 6,400 product liability lawsuits related to the use of PREVACID and DEXILANT have been filed against Takeda in U.S. federal and state courts. Most of these cases are pending in U.S. federal court and are consolidated for pre-trial proceedings in a multi-district litigation in federal court in New Jersey. The plaintiffs in these cases allege they developed kidney injuries as a result of taking PREVACID and/or DEXILANT, and that Takeda failed to adequately warn them of this potential risk. Similar cases are pending against other manufacturers of drugs in the same PPI class as Takeda’s products, including AstraZeneca plc (“AstraZeneca”), Procter & Gamble Company (“Procter & Gamble”) and Pfizer Inc. (“Pfizer”). Outside the U.S., three proposed class actions have been filed in three provinces in Canada (Quebec, Ontario, and Saskatchewan). The defendants in these actions include Takeda, AstraZeneca, Janssen Pharmaceutical Companies (“Janssen”) and several generic manufacturers.
ELAPRASE Product Liability Claims
In 2014, Shire’s Brazilian affiliate, Shire Farmaceutica Brasil Ltda, was served with a lawsuit brought by the State of Sao Paulo where the Brazilian Public Attorney’s office has intervened alleging that Shire would be obligated to supply ELAPRASE for an indefinite period at no cost to patients who participated in ELAPRASE clinical trials in Brazil, and seeking recoupment to the Brazilian government for amounts paid on behalf of these patients to date, and moral damages associated with these claims.
On May 6, 2016, the trial court judge ruled on the case and dismissed all the claims under the class action, which was appealed. On February 20, 2017, the Court of Appeals in Sao Paulo issued a decision upholding the decision rendered by the lower court judge, dismissing, therefore, all the claims under the class action. On July 12, 2017, the Public Prosecutor filed an appeal addressed to the Supreme Court. On October 10, 2017, the State of Sao Paulo filed appeals addressed to the Superior Court of Justice and to the Supreme Court. On November 13, 2017, Shire submitted its answers to the aforementioned appeals. On July 3, 2018 the President of Sao Paulo Court of Appeals issued a decision denying the remittance of all appeals to the Superior Courts. Against such decision, both the State (on August 23, 2018) and the Public Prosecutor (on October 3, 2018) filed an appeal. By virtue of such appeal, the case records were remitted to the Superior Court of Justice on February 27, 2019. On March 6, 2020, the decision that dismissed the appeal was deemed final and the case was closed.
Intellectual property
Intellectual property claims include challenges to the validity and enforceability of Takeda’s patents on various products or processes as well as assertions of non-infringement of those patents. A loss in any of these cases could result in loss of patent protection for the product at issue. The consequences of any such loss could be a significant decrease in sales of that product and could materially affect future results of operations for Takeda.
TRINTELLIX
Takeda has received notices from sixteen generic pharmaceutical companies that they have submitted ANDAs with paragraph IV certifications seeking to sell generic versions of TRINTELLIX. Takeda filed patent infringement lawsuits against the ANDA filers in federal court in Delaware. A first Markman hearing took place on May 29, 2019 and a claim construction ruling was issued on July 16, 2019. A second Markman hearing took place on December 18, 2019. A trial is scheduled to take place beginning on October 13, 2020.
ENTYVIO
F. Hoffmann-La Roche AG (“Roche”) filed patent infringement lawsuits against Takeda in Germany, Italy and Spain alleging that ENTYVIO infringes a Roche patent issued in those countries. Additionally, Takeda filed a lawsuit in the U.K. seeking nullification of Roche’s patent in the U.K. and Roche filed a counterclaim for infringement.
In December 2019, Takeda entered into a settlement and license agreement with Roche to resolve all ongoing patent proceedings and disputes between the companies relating to ENTYVIO, and Roche’s European Patent number 2007809 relating to glycosylated antibodies. The impact of the settlement was not material to Takeda’s consolidated statements of profit or loss. Furthermore, anticipated payment obligations under the settlement and license agreement are not expected to be material to Takeda.
MYDAYIS
On October 12, 2017, Shire was notified that Teva Pharmaceuticals USA, Inc. had submitted an ANDA to the FDA seeking permission to market a generic version of MYDAYIS. Within the requisite 45-day period, Shire filed a lawsuit in the U.S. District Court for the District of Delaware against Teva Pharmaceuticals USA, Inc., Actavis Laboratories, Inc. and Teva Pharmaceutical Industries Limited (collectively the “Teva entities”). A Markman hearing took place on January 23, 2019. The parties settled the litigation in November 2019.
On March 8, 2018, Shire was notified that Impax Laboratories, Inc. (“Impax”) had submitted an ANDA to the FDA seeking permission to market a generic version of MYDAYIS. Within the requisite 45-day period, Shire filed a lawsuit in the U.S. District Court for the District of Delaware against Impax. A Markman hearing took place on January 23, 2019. The parties settled the litigation in October 2019.
Petitions to institute inter partes reviews (“IPRs”) against U.S. Patent numbers 8,846,100 and 9,173,857 were filed by KVK Tech in January 2018 and the petitions were granted in July 2018. Both of these patents are listed in the Orange Book as covering MYDAYIS. The validity of the claims was affirmed by the Patent Trial and Appeal Board on July 3, 2019. Although KVK Tech filed an appeal against this ruling to the Court of Appeals for the Federal Circuit, KVK Tech subsequently withdrew that appeal in September 2019.
The impact of the above mentioned settlements and withdrawal of the appeal were not material to Takeda’s consolidated statements of profit or loss.
ADYNOVATE
On December 5, 2016, Bayer Healthcare LLC (“Bayer”) filed a lawsuit in the U.S. District Court for the District of Delaware against Baxalta Incorporated and Baxalta US Inc. (collectively “Baxalta”), which are now subsidiaries of Takeda, and Nektar Therapeutics (“Nektar”) filed alleging infringement of U.S. Patent No. 9,364,520 in connection with the sales of ADYNOVATE [antihemophilic factor (recombinant), PEGylated]. The case was tried before a jury beginning on January 28, 2019. The jury found in favor of Bayer determining that the patent is infringed. The jury further awarded damages in the amount of 155.2 million USD. Takeda has filed an appeal with the Court of Appeals of the Federal Circuit in September 2019. Takeda established a provision against this case in purchase accounting (Note 31).
NINLARO
Takeda received a paragraph IV notice letter from Sun Pharmaceutical Industries Limited (“Sun”) on January 17, 2020. Sun alleged that U.S. Patent numbers 7,442,830, 8,859,504, and 9,175,017 are invalid, unenforceable, and/or will not be infringed. Takeda filed a complaint against Sun in the U.S. District Court for the District of Delaware on February 27, 2020.
Other
In addition to the individual patent litigation cases described above, Takeda is party to a number of cases where Takeda has received notices that companies have submitted ANDAs with paragraph IV certifications to sell generic versions of other Takeda products. These include other Takeda products including Alogliptin. Takeda has filed patent infringement lawsuits against parties involved in these situations.
Sales, Marketing, and Regulation
Takeda has other litigations related to its products and its activities, the most significant of which are describe below.
ACTOS
Antitrust Case
In December 2013, the first of two antitrust class action lawsuits was filed against Takeda in the U.S. District Court for the Southern District of New York by a putative class of patients who were prescribed Actos. The second class action was filed against Takeda in the same court in April 2015 by a putative class of wholesalers that purchased ACTOS from Takeda. In both actions, plaintiffs allege, inter alia, that Takeda improperly characterized certain patents for ACTOS in the FDA Orange Book, which they claim imposed requirements on generic companies that filed Abbreviated New Drug Applications and, in turn, resulted in delayed market entry for generic forms of ACTOS. In October 2019, the District Court denied Takeda’s motion to dismiss. Takeda subsequently sought an interlocutory appeal of the District Court’s decision which is still pending.
Investigation of Patient Assistance Programs
In November 2016, the U.S. Department of Justice (through the U.S. Attorneys’ Office in Boston) issued a subpoena to ARIAD, which was acquired by Takeda during the year ended March 31, 2017, seeking information from January 2010 to the present relating to ARIAD’s donations to 501(c) (3) co-payment foundations, financial assistance programs, and free drug programs available to Medicare beneficiaries and the relationship between these co-payment foundations and specialty pharmacies, hubs or case management programs. Takeda is cooperating in the investigation.

In June 2019, the U.S. Department of Justice (through the U.S. Attorney’s Office in Boston) issued a subpoena to Shire Pharmaceuticals LLC, which was acquired by Takeda during the year ended March 31, 2019 (through Takeda’s acquisition of Shire plc). The subpoena generally seeks information about Shire’s interactions with 501(c)(3) organizations that provide financial assistance to Medicare patients taking Shire drugs, including the hereditary angioedema medications Firazyr and Cinryze. Shire is cooperating with the investigation.
Department of Justice (“DOJ”) Civil Investigative Demands
On February 19, 2020, Takeda received a Civil Investigative Demand (“CID”) from the U.S. Department of Justice (through its office in Washington, DC). The CID seeks information as part of an investigation of possible off-label promotion and violations of the Anti-kickback Statute in connection with the promotion and sale of TRINTELLIX. Takeda is cooperating with the DOJ’s investigation.

On February 28, 2020, Takeda received a CID from the U.S. Department of Justice (through its office in Washington, DC). The CID seeks information as part of an investigation of possible kickbacks to a Florida allergy center in connection with the promotion and sale of Takeda’s subcutaneous IG products, CUVITRU, HYQVIA and GAMMAGARD. Takeda is cooperating with the DOJ’s investigation.